CIT Equipment Trust 2000-2
General Composition
at December 31, 2001


                                                             Weighted               Weighted                Average
                                        Current               Average               Average                Required
  Number                                Required             Original              Remaining                Payoff
   of                                    Payoff                Term                   Term                  Amount
Contracts                                Amount               (Range)               (Range)                 (Range)
---------                               --------             ---------             ---------                --------
60,383                                 $542,328,288         51.3 months           31.1 months                $8,981
                                                        (13 to 121 months)     (0 to 110 months)       ($0 to $5,496,849)




Type of Contract
at December 31, 2001

                                                                       % of
                                                                       Total                                  % of
                                                    Number             Number            Required           Required
                                                      of                 of               Payoff             Payoff
Type of Contract                                   Contracts          Contracts            Amount             Amount
----------------                                   ---------          ---------           -------             -------
True Leases                                          44,081              73.00%        $345,240,813           63.66%
Finance Leases                                       15,931              26.38          154,151,595           28.42
Loans and other financing arrangements                  371                .61           42,935,880            7.92
                                                     --------------------------------------------------------------
            Total                                    60,383             100.00%        $542,328,288          100.00%
                                                     ==============================================================

CIT Equipment Trust 2000-2
Geographical Distribution
(Based on obligor billing address)
at December 31, 2001

                                                           % of
                                                           Total                                          % of
                                         Number            Number                Required               Required
                                           of                of                   Payoff                 Payoff
State                                  Contracts          Contracts               Amount                 Amount
-----                                  ---------          ---------               ------                 -------
Alabama                                    617               1.02%            $ 3,424,539                 0.63%
Alaska                                     104               0.17               1,055,104                 0.19
Arizona                                  1,122               1.86              10,820,092                 2.00
Arkansas                                   329               0.54               2,319,150                 0.43
California                               8,026              13.29              74,249,259                13.69
Colorado                                 1,236               2.05               9,262,420                 1.71
Connecticut                              1,138               1.88               8,919,924                 1.64
Delaware                                   471               0.78               1,860,135                 0.34
District of Columbia                       408               0.68               3,552,604                 0.66
Florida                                  3,710               6.14              30,106,810                 5.55
Georgia                                  1,799               2.98              16,512,044                 3.04
Hawaii                                      47               0.08                 193,182                 0.04
Idaho                                      247               0.41               1,875,501                 0.35
Illinois                                   860               1.42              11,777,147                 2.17
Indiana                                    820               1.36               7,716,538                 1.42
Iowa                                       243                0.4               1,245,788                 0.23
Kansas                                     321               0.53              11,099,965                 2.05
Kentucky                                   510               0.84               3,398,296                 0.63
Louisiana                                  503               0.83               3,162,813                 0.58
Maine                                       53               0.09                 470,555                 0.09
Maryland                                 1,293               2.14              10,425,770                 1.92
Massachusetts                            2,562               4.24              24,503,009                 4.52
Michigan                                 2,305               3.82              22,333,079                 4.12
Minnesota                                  966                1.6               9,027,420                 1.66
Mississippi                                288               0.48               2,359,944                 0.44
Missouri                                 1,001               1.66              10,860,303                 2.00
Montana                                    173               0.29               1,169,321                 0.22
Nebraska                                   197               0.33               1,432,901                 0.26
Nevada                                     364                0.6               2,391,022                 0.44
New Hampshire                              407               0.67               2,668,424                 0.49
New Jersey                               3,449               5.71              35,883,917                 6.62
New Mexico                                 305               0.51               1,592,957                 0.29
New York                                 5,802               9.61              49,611,143                 9.15
North Carolina                           1,516               2.51              12,231,872                 2.26
North Dakota                                52               0.09                 339,446                 0.06
Ohio                                     1,854               3.07              11,598,995                 2.14
Oklahoma                                   562               0.93               4,790,311                 0.88
Oregon                                     687               1.14               8,199,115                 1.51
Pennsylvania                             2,852               4.72              24,647,047                 4.54
Rhode Island                               221               0.37               1,512,838                 0.28
South Carolina                             607               1.01               5,461,991                 1.01
South Dakota                                60                0.1                 409,824                 0.08
Tennessee                                1,102               1.83               6,744,295                 1.24
Texas                                    4,856               8.04              46,709,231                 8.61
Utah                                       470               0.78               4,145,871                 0.76
Vermont                                    178               0.29                 732,153                 0.14
Virginia                                 1,579               2.61              14,951,954                 2.76
Washington                               1,106               1.83              14,026,307                 2.59
West Virginia                              189               0.31               1,185,793                 0.22
Wisconsin                                  720               1.19               6,931,352                 1.28
Wyoming                                     96               0.16                 428,817                 0.08
                                        ------             ------            ------------               ------
   Total                                60,383             100.00%           $542,328,288               100.00%
                                        ======             ======            ============               ======


CIT Equipment Trust 2000-2
Payment Status
at December 31, 2001

                                                                     % of
                                                                     Total                                         % of
                                                  Number             Number                Required              Required
                                                    of                 of                   Payoff                Payoff
Days Delinquent                                 Contracts          Contracts                Amount                Amount
---------------                                 ---------          ---------               --------              --------
Current, including 1 to 30 day
   delinquent contracts                            55,130             91.30%              $501,237,492              92.42%
31-60 days delinquent                               2,834              4.69                 20,572,602               3.79
61-90 days delinquent                               1,099              1.82                  9,141,638               1.69
91-120 days delinquent                                640              1.06                  5,516,960               1.02
Over 120 days delinquent                              680              1.13                  5,859,596               1.08
                                                   ------            ------               ------------             ------
   Total                                           60,383            100.00%              $542,328,288             100.00%
                                                   ======            ======               ============             ======

Types of Equipment
at December 31, 2001


                                                                    % of
                                                                    Total                                           % of
                                                  Number            Number                  Required              Required
                                                    of                of                     Payoff                Payoff
Type of Equipment                               Contracts          Contracts                 Amount                Amount
----------------                                ---------          ---------                --------              --------
Computers & Point-of-Sale                          39,132             64.81%              $222,159,246              40.96%
Telecommunications                                 12,281             20.34                175,283,001              32.32
Medical/Healthcare                                    174              0.29                 40,438,834               7.46
Automotive Diagnostic Equipment                     3,389              5.61                 28,082,174               5.18
General Office Equipment                            2,727              4.52                 25,851,041               4.77
Other(1)                                            1,504              2.49                 16,031,006               2.96
Construction                                          283              0.47                 12,148,315               2.24
Manufacturing                                         390              0.65                  9,311,978               1.72
Computer Software                                     138              0.23                  4,703,232               0.87
Printing                                              117              0.19                  3,610,648               0.67
Transportation                                         79              0.13                  2,695,593               0.50
Commercial / Retail Fixtures                          169              0.28                  2,013,220               0.37
                                                   ------            ------               -------------            ------
   Total                                           60,383            100.00%              $542,328,288             100.00%
                                                   ======            ======               ============             ======


(1) Includes $1,017,547 as the largest and $10,659 as the average Required Payoff Amount

CIT Equipment Trust 2000-2
Required Payoff Amount
at December 31, 2001

                                                                    % of
                                                                    Total                                         % of
                                              Number                Number                 Required             Required
                                                of                    of                    Payoff               Payoff
Required Payoff Amount                      Contracts             Contracts                 Amount               Amount
----------------------                      ---------             ---------                -------               -------
0 - 5,000.00                                  42,348                 70.13%             $ 85,702,954             15.80%
5,000.01 - 10,000.00                           8,643                 14.31                61,112,439             11.27
10,000.01 - 15,000.00                          3,292                  5.45                39,971,389              7.37
15,000.01 - 25,000.00                          2,669                  4.42                51,310,842              9.46
25,000.01 - 50,000.00                          1,956                  3.24                67,346,818             12.4
50,000.01 - 100,000.00                           810                  1.34                55,274,885             10.19
100,000.01 - 150,000.00                          251                  0.00                30,296,189              5.59
150,000.01 - 250,000.00                          202                  0.00                38,629,739              7.12
250,000.01 - 500,000.00                          143                  0.00                49,641,562              9.15
500,000.01 - 1,000,000.00                         51                  0.00                34,987,672              6.45
1,000,000.01 - 1,500,000.00                       12                  0.00                13,567,729              2.50
1,500,000.01 - 2,500,000.00                        5                  0.00                 8,989,221              1.66
2,500,000.01 - 5,000,000.00                        -                  0.00                         -              0.00
5,000,000.01 >=                                    1                  0.00                 5,496,849              1.01
                                              -------               ------              -------------           ------
   Total                                      60,383                100.00%             $542,328,288            100.00%
                                              ======                ======              ============            ======


Remaining Term
at December 31, 2001

                                                                    % of
                                                                    Total                                         % of
                                              Number                Number                 Required             Required
                                                of                    of                    Payoff               Payoff
Remaining Terms of Contracts                Contracts             Contracts                 Amount               Amount
----------------------------                --------              ---------                 ------               -------
        (months)
 0- 12                                        10,948                 18.13%             $ 59,680,690             11.00%
13- 24                                        34,654                 57.39               200,013,690             36.88
25- 36                                         8,415                 13.94               120,203,120             22.16
37- 48                                         6,167                 10.21               115,669,431             21.33
49- 60                                            71                  0.12                 6,934,993              1.28
61- 72                                            45                  0.07                 7,404,879              1.37
73- 84                                             2                  0.00                   273,495              0.05
85- 96                                            14                  0.02                 4,214,191              0.78
97-120                                            67                  0.11                27,933,799              5.13
                                              ------                ------              ------------            ------
   Total                                      60,383                100.00%             $542,328,288            100.00%
                                              ======                ======              ============            ======

CIT Equipment Trust 2000-2
Types of Obligor
at December 31, 2001


                                                                             % of
                                                                             Total                                      % of
                                                        Number               Number             Required              Required
                                                          of                   of                Payoff                Payoff
Type of Obligor                                       Contracts            Contracts             Amount                Amount
---------------                                       ---------            ---------             -------               ------
Service Organizations(1)                                24,809                41.09%           $200,249,013             36.92%
Manufacturing                                            7,098                11.75              92,092,030             16.98
Medical/Healthcare                                       2,473                 4.10              61,609,837             11.36
Retail & Wholesale                                       7,844                12.99              59,594,412             10.99
Other(2)                                                 8,121                13.45              38,695,390              7.14
Transportation                                           2,161                 3.58              36,788,791              6.78
Financial Services                                       4,179                 6.92              32,890,758              6.06
Construction                                             2,160                 3.58               8,984,647              1.66
Printing & Copy Centers                                    667                 1.10               5,480,173              1.01
Government                                                 236                 0.39               2,897,968              0.53
Resources                                                  600                 0.99               2,612,605              0.48
Machine Tools                                               35                 0.06                 432,664              0.08
                                                        ------               ------            ------------            ------
   Total                                                60,383               100.00%           $542,328,288            100.00%
                                                        ======               ======            ============            ======


(1) Primarily Business Services (53.9%); Engineering, Accounting and Research (14.4%); Other Service Organizations (10.3%); and Communications (9.7%)

(2) Includes $581,712 as the largest required payoff amount belonging to a single obligor.


As shown in the table above, the servicer's records list 7.14% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 4.24% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 2.90% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                                                                        % of
                                                        Number                                  Required              Required
Obligors (including contracts                             of                                     Payoff                Payoff
   securing vendor loans)                              Contracts                                 Amount                Amount
-----------------------------                          ---------                                 ------                ------
Top 5                                                     479                                  $27,336,318               5.04%

The industries in which the top 5 obligors conduct business are Service Organizations, Manufacturing, and Retail and Wholesale.